UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  September 30, 2012

Date of reporting period:  September 30, 2012

Item 1. Reports to Stockholders.

Chase
Growth Fund

§

Chase Mid-Cap
Growth Fund

Annual Report
Dated September 30, 2012

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfunds.com

Chase Funds

November 1, 2012

Dear Fellow Shareholder:

We are pleased to present our combined annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX, CHIMX) for the fiscal year ended September 30, 2012.  At the end of the third quarter of 2012, over 4,000 shareholders have over $150 million invested in both classes of the Chase Growth Fund, and over 1,400 shareholders have over $32 million invested in both classes of the Chase Mid-Cap Growth Fund.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our May 6, 2012 letter.

Fund Performance Overview

We seek high quality stocks which are reasonably priced relative to their growth rates.  We follow a disciplined investment process which combines fundamental and technical analysis seeking to control risk and build sound portfolios.

The last twelve months ended September 30th began with a strong multi-month rally as promising news from the European Union (EU) emerged.  Not only had creditors agreed to a 50% reduction on their Greek debt, but EU leaders decided to increase the leverage of the bailout plan.  The market continued its climb through the beginning of April 2012 and then corrected during the summer months as global economic indicators began to slowly deteriorate.  Another round of quantitative easing from the Federal Reserve (QE3) as well as the European Central Bank announcement of a bond buying euro debt plan catapulted the major stock market averages to healthy gains to close out the fiscal year.  In general, correlations between stocks remained high during this period, but there were recent signs of outperformance by higher-quality companies which could continue to help our relative performance going forward.  The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell Midcap® Growth Index, respectively.

		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/12	9/30/12	(12/2/97)
	9/30/12	(Annualized)	(Annualized)	(Annualized)
Chase Growth Fund Class N (CHASX)	+25.74%	+0.03%	+5.65%	+5.91%
Russell 1000® Growth Index	+29.19%	+3.24%	+8.41%	+3.70%
Lipper Large Cap Growth Funds Index	+27.31%	+1.24%	+6.93%	+2.83%

		5 years ended	Since Inception
	1 year ended	9/30/12	(1/29/07)
	9/30/12	(Annualized)	(Annualized)
Chase Growth Fund Institutional Class (CHAIX)	+26.04%	+0.28%	+3.02%
Russell 1000® Growth Index	+29.19%	+3.24%	+4.80%
Lipper Large Cap Growth Funds Index	+27.31%	+1.24%	+3.31%
Gross Expense Ratio: Class N 1.24%, Institutional Class 0.99%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Chase Funds

On September 30th, the Chase Growth Fund owned 35 stocks ranging in market capitalization from $7.0 billion (Scripps Networks Interactive Inc.) to $625.3 billion (Apple Inc.).

For the last twelve months ended September 30th, the Chase Growth Fund underperformed its benchmark.  Sector allocation decisions were not a major contributor to performance.  Stock selection helped performance in the Consumer Discretionary and Financial sectors, but detracted from performance in the Energy and Health Care sectors.  For the twelve months ended September 30th, our five best performing stocks were TJX Companies Inc. +54.36%, Discover Financial Services +52.75%, eBay, Inc. +50.84%, Ross Stores Inc. +48.56%, and PetSmart Inc. +43.52%.  Our five worst performing stocks were Intel Corp. -15.04%, Nuance Communications Inc. -9.87%, Baxter International Inc. -9.36%, Mylan Inc. -8.72%, and FMC Technologies Inc. -6.23%.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share growth rates of 20% vs. 18% for the Russell 1000® Growth Index.  They are expected to have earnings growth in 2012 of 20% vs. 16%, and revenue growth of 15% vs. 13%.  Despite these stronger growth characteristics, they have sold at lower Price-Earnings ratios (P/E) than the Russell 1000® Growth Index (13.3X vs. 16.7X) based on 2013 estimated earnings.  Relative to their growth rates, our stocks are more reasonably priced, selling at 0.67 times their five-year historical growth rates compared to 0.93 times for the Russell 1000® Growth Index and 0.67 times their projected one-year growth rates compared to 1.06 times for the Russell 1000® Growth Index.

September 30, 2012	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2013) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Chase Funds

		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/12	9/30/12	(9/1/02)
	9/30/12	(Annualized)	(Annualized)	(Annualized)
Chase Mid-Cap Growth Fund Class N (CHAMX)	+19.83%	+2.98%	+8.39%	+8.08%
Russell Midcap® Growth Index	+26.69%	+2.54%	+11.11%	+10.10%
Lipper Mid-Cap Growth Funds Index	+24.04%	+1.33%	+9.82%	+9.04%

Since Inception
(2/2/12)
Chase Mid-Cap Growth Fund Institutional Class (CHIMX)	+4.43%
Russell Midcap® Growth Index	+4.40%
Lipper Mid-Cap Growth Funds Index	+3.30%
Gross Expense Ratio: Class N 2.00%, Institutional Class 1.75%
Net Expense Ratio*: Class N 1.48%, Institutional Class 1.23%

*
The adviser has contractually agreed to waive fees through 1/28/13.  The Fund has agreed to repay the adviser for waived expenses, thus the net expense ratio could be higher than the gross expense ratio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

On September 30th, the Chase Mid-Cap Growth Fund owned 45 stocks ranging in market capitalization from $1.2 billion (Spirit Airlines Inc.) to $11.1 billion (Dollar Tree Inc.).

For the last twelve months ended September 30th, the Chase Mid-Cap Growth Fund Class N underperformed its benchmarks..  Our performance was hurt by our overweight positions in the Consumer Staples and Technology sectors, as well as stock selection in the Health Care and Industrials sectors.  Stock selection was strong and a positive contributor in the Consumer Discretionary and Technology sectors.  For the twelve months ended September 30th, our five best performing stocks were Solarwinds Inc. +65.52%, FEI Co. +49.54%, Cirrus Logic Inc. +48.60%, Portfolio Recovery Associates Inc. +45.24%, and PetSmart Inc. +42.89%.  Our five worst performing stocks were Verifone Systems Inc. -30.45%, LSI Corporation -27.84%, Deckers Outdoor Corp. -27.07%, Quality Systems Inc. -23.45%, and Carbo Ceramics Inc. -21.45%.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  Chase Mid-Cap Growth Fund stocks have higher five-year average annual earnings per share growth rates of 24% vs. 15% for the Russell Midcap® Growth Index.  They are expected to have earnings growth in 2012 of 27% vs. 16%, and revenue growth of 20% vs. 11%.  Despite these stronger growth rates, they have sold at lower P/E ratios than the Russell Midcap® Growth Index (14.5X vs. 19.0X) based on 2013 estimated earnings.  Relative to their growth rates, our mid-cap stocks are more reasonably priced, selling at 0.61 times their five-year historical growth rates compared to 1.28 times for the Russell Midcap® Growth Index and 0.53 times their projected one-year earnings growth rates compared to 1.21 times for the Russell Midcap® Growth Index.

Chase Funds

September 30, 2012	CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2013) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Market Outlook

Chase Investment Counsel Corporation focuses its investment process on “bottom-up” company-specific data points as opposed to “top-down” macro inputs. For shareholders who are interested, we believe these factors influence the investment outlook.

Positive Factors

With the initiation of QEIII, the Fed indicates it will buy $40 billion in mortgages from banks each month, with the goal of giving them more liquidity to fund additional lending.

Housing starts for the month of September increased by 15% month-to-month to a seasonally adjusted annualized rate of 872,000 year-over-year.  Building permits, a proxy for future construction, also rose substantially.  Both rose to four year highs providing clear evidence housing fundamentals are improving.

On November 1st we will be in the historically, seasonally six best months of the year for the Dow Jones Industrial Average (DJIA) and the S&P 500® Index.  Since 1950, virtually all of the gains have come in that part of the year.

The University of Michigan’s Consumer Sentiment Index rose to 78.3 in September.  Retail sales for September rose 1.1%, even better than the +0.9% in August, which was especially encouraging after three months of declines in the second quarter.

Despite a 10.7% decline in shipments to Europe, China’s exports rose 9.9% year-on-year in September, indicating that efforts to stimulate their economy are working.

Since 1950, when the S&P 500® Index was up in January as it was in 2012, the whole year has been up 88.5% of the time.  Moreover, full years followed January’s direction in 11 of the last 15 Presidential election years with only 2 misses when Januaries were up.

The Leuthold valuation figures still seem consistent with holding stocks, especially in a low-yield, low inflation environment.  To normalize, they use historical 5-year average earnings defined as the mid-point between reported and operating earnings and include two quarters of future estimates.  On September 30th, the S&P 500® Index was at a normalized 20.1x P/E, or only 7% above the Leuthold Group calculated historical (1957 to date) median “Adjusted Earnings Per Share (EPS)” P/E valuation level of 18.8x.  On September 30th, its non-normalized Operating EPS P/E of 14.3x was well below its 16.6x median.

Chase Funds

Contrary to what many people assume since QEII ended in July of 2011, the Federal Reserve’s Adjusted Monetary Base has actually fallen.  The additional mortgage purchases of QEIII should help the housing industry and may improve investor confidence.  Certainly a cardinal rule of investing is “don’t fight the Fed.”

Risk Factors

If we are still in a bull market, it’s getting long-in-the tooth at its 44th month, already longer than the 39 month average length over the past 80 years.  Our stock market is the only major market in the world that exceeded its 2011 highs this year; others are already in a downward phase.

In view of the increasing economic and global uncertainties, we believe the low volatility of the U.S. market reflects unusual complacency that the “fiscal cliff” will be avoided by Congress and the market should avoid a moderate correction despite slowing earnings growth.  Looming tax hikes may indeed motivate investors to take profits this year under the threat of a doubled capital gains tax rate next year.  Already, corporate insider selling has recently been near record levels.

With September retail sales +1.1% and the Institute for Supply Management’s (ISM) September U.S. Manufacturing Index rising to 51.5, modestly in expansion territory (Above 50), it looks no worse than slow growth.

Finally, as Fred Hickey (The High-Tech Strategist) mentions, investor confidence in financial markets has been eroded by various events such as the Madoff scandal, MF Global, LIBOR Manipulation and now the computer malfunction at Knight Trading. Lack of investor confidence certainly seems to be reflected in withdrawals from U.S. equity mutual funds which through October 10th had YTD net outflows of $94 billion.  Nevertheless, stocks as a percentage of Household Financial Assets (excluding pensions) are still at 34.9% or well above the 60 year norm of 28.4%.  Incidentally, bonds are now 20% compared with their norm of 13.5%.

Conclusion

In the short term, the markets can always experience volatility.  With additional monetary stimulus or favorable political developments, and if the market continues to exceed significant resistance levels on the DJIA and the S&P 500® Index and make new highs for the year, short sellers may be forced to cover and that could help push the market even higher.  NASDAQ Composite short interest is at extremely high/pessimistic levels which has historically usually involved higher prices.  S&P 500® Index short interest is just below pessimistic levels, but it may be understated by short sellers’ increasing use of inverse exchange-traded funds (ETFs).

Operating EPS for the S&P 500® Index are still expected to rise modestly for 2012.  Standard & Poor’s Financial Services recently reduced their estimate to a 3.9% gain and that estimate assumes a 9.7% rise in the 4th quarter (which we believe is too optimistic) after a 1.8% decline in the 3rd quarter.  The market does not yet seem to have fully discounted disappointing earnings in 3Q.  Between 1948 and Q1 2012, nominal gross domestic product (GDP) rose 6.6% per annum while adjusted corporate profits grew 6.7% per annum.  With corporate after tax profits near 50 year record highs as a % of GDP, and with wages and salaries as a % of GDP near 50 year lows, it seems unrealistic to expect those profit margins to improve or even be maintained in a slow growth economy faced with significantly higher regulatory and tax costs.

Many long-term investors recognize that equity indexes have tended to reflect the inflationary growth spiral of corporate revenues and earnings as well as perpetual currency debasement and improved worker productivity.  Rather than trying to time the market, holding the stocks of good quality, financially strong companies may protect and may enhance purchasing power over the longer term.  We are becoming increasingly selective for new purchases and continue to weed out underperforming stocks.

Chase Funds

Chase Investment Counsel Corporation is fortunate to be located in Charlottesville, Virginia.  We have an excellent investment team that averages 44 years of age (excluding our Founder and Chairman, Derwood Chase) with over 16 years of investment experience which is ably supported by our extremely competent Senior Vice President of Operations & Compliance and her staff which averages 17 years of service with us.  Three of our investment professionals are Chartered Financial Analysts and three are Chartered Market Technicians (CMT).  Many investment management firms don’t even have one CMT.  In addition to our own research, and that from many of the major brokerage firms, we use over 90 independent sources including several dozen institutional research firms which employ over 150 senior investment professionals.  We believe our investment process is rather distinct in combining fundamental and technical analysis as we seek to mitigate risk and build what we believe are diversified, high quality, growth portfolios with a good balance in our efforts to maximize returns and preserve capital. Our higher quality, more consistent growth stocks are relatively cheap now, and we believe they have the potential to provide earnings growth in a slower growing economy. The large-cap equities we held on September 30, 2012 are estimated to have earnings growth of about 19% in 2012; our mid-caps 27%, while the S&P 500® Index earnings are estimated to be up only 4%.  In addition to managing separate accounts for over 40 clients in 17 states, we also manage large and mid-cap no-load equity mutual funds for over 5,000 investors.

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Apple Inc.	8.04%	1.	Scripps Networks Interactive Inc.	2.83%
2.	Union Pacific Corp.	3.86%	2.	Quanta Services Inc.	2.70%
3.	eBay, Inc.	3.58%	3.	GNC Holdings Inc.	2.66%
4.	Abbott Laboratories	3.51%	4.	Watson Pharmaceuticals Inc.	2.65%
5.	EMC Corp.	3.31%	5.	IAC InterActiveCorp	2.64%
6.	QUALCOMM, Inc.	3.29%	6.	Mentor Graphics Corp.	2.55%
7.	Microsoft Corp.	3.26%	7.	Alliance Data Systems Corp.	2.53%
8.	FMC Corp.	3.21%	8.	Tetra Tech Inc.	2.46%
9.	National Oilwell Varco Inc.	3.16%	9.	Portfolio Recovery Associates Inc.	2.45%
10.	CBS Corp.	3.11%	10.	VeriSign Inc.	2.44%

Peter W. Tuz, CFA	Edward S. Painvin, CFA, CMT
President & Director	Senior Vice President & Director

Brian J. Lazorishak, CFA, CIC, CIPM, CMT	Robert ‘Buck’ C. Klintworth, CMT
Senior Vice President	Vice President

Chase Funds

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  Diversification does not assure a profit or protect against loss in a declining market.

While the Funds are no-load, management and other expenses still apply.  Please refer to the prospectus for further details.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

The University of Michigan Consumer Sentiment Index (MCSI) uses telephone surveys to gather information on consumer expectations regarding the overall economy.  The MCSI survey of consumer confidence is conducted by the University of Michigan.

You cannot invest directly in an index.

Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

The ISM Composite Index is based on surveys of 300 U.S. purchasing managers across 20 manufacturing industries.  Values above 50 indicate an expanding economy while values below 50 indicate a contracting economy.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.  Please see the Schedule of Investments in this report for a full list of fund holdings.

Earnings growth and revenue growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (P/E) is the most common measure of how expensive a stock is.

Gross domestic product (GDP) is the amount of goods and services produced in a year, in a country.

A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

Market cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Quasar Distributors, LLC, Distributor.  (11/12)

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2012 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Funds

EXPENSE EXAMPLE at September 30, 2012 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/12 – 9/30/12).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% and 1.23% per the operating expenses limitation agreement for the Chase Mid-Cap Growth Fund Class N and Institutional Class, respectively. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/12	Value 9/30/12	Period 4/1/12 – 9/30/12*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,016.80	$6.71
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.71

*
Expenses are equal to the Fund’s annualized expense ratio of 1.33% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/12	Value 9/30/12	Period 4/1/12 – 9/30/12*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,018.20	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45

*
Expenses are equal to the Fund’s annualized expense ratio of 1.08% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Chase Funds

EXPENSE EXAMPLE at September 30, 2012 (Unaudited), Continued

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/12	Value 9/30/12	Period 4/1/12 – 9/30/12*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$ 978.70	$7.32
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.47

*
Expenses are equal to the Fund’s annualized expense ratio of 1.48% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/12	Value 9/30/12	Period 4/1/12 – 9/30/12*
Chase Mid-Cap Growth Fund (Institutional Class)
Actual	$1,000.00	$ 979.80	$6.09
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.21

*
Expenses are equal to the Fund’s annualized expense ratio of 1.23% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Chase Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund –
Class N Shares versus the Russell 1000® Growth Index and the Lipper Large Cap Growth Funds Index.

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2012	Year	Years	Years	Years	(1/29/07)
Chase Growth Fund – Class N Shares	25.74%	11.22%	0.03%	5.65%	—
Chase Growth Fund – Institutional Class	26.04%	11.50%	0.28%	—	3.02%
Russell 1000 Growth Index	29.19%	14.73%	3.24%	8.41%	4.80%
Lipper Large Cap Growth Funds Index	27.31%	11.90%	1.24%	6.93%	3.31%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000 Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc.  The index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index.  Large cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains, for the stated period.

Chase Mid-Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Mid-Cap Growth Fund –
Class N Shares versus the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index.

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2012	Year	Years	Years	Years	(2/2/12)*
Chase Mid-Cap Growth Fund – Class N Shares	19.83%	17.23%	2.98%	8.39%	—
Chase Mid-Cap Growth Fund – Institutional Class	—	—	—	—	4.43%
Russell Midcap Growth Index	26.69%	14.73%	2.54%	11.11%	4.40%
Lipper Mid-Cap Growth Funds Index	24.04%	12.24%	1.33%	9.82%	3.30%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less or fee waivers in effect.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period.

*	Performance is not annualized.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2012

Shares	COMMON STOCKS: 97.2%	Value

	Aerospace/Aircraft: 2.8%
26,100	Precision Castparts Corp.	$4,263,174

	Beverage: 3.0%
120,060	Coca-Cola Co.	4,553,876

	Broadcast Media: 5.8%
129,400	CBS Corp. - Class B	4,701,102
77,750	DIRECTV*	4,078,765
		8,779,867
	Chemicals: 3.2%
87,540	FMC Corp.	4,847,965

	Computer - Semiconductors: 1.7%
113,300	Intel Corp.	2,569,644

	Computer - Storage: 4.3%
183,180	EMC Corp.*	4,995,319
39,372	Western Digital Corp.	1,524,878
		6,520,197
	Computer Hardware: 8.0%
18,195	Apple Inc.	12,140,795

	Computer Software - Desktop/Small Business: 3.3%
165,400	Microsoft Corp.	4,925,612

	Consumer Finance: 2.9%
111,500	Discover Financial Services	4,429,895

	Drugs - Generic: 5.1%
30,350	Perrigo Co.	3,525,760
48,300	Watson Pharmaceuticals, Inc.*	4,113,228
		7,638,988
	Drugs - Proprietary: 5.5%
77,300	Abbott Laboratories	5,299,688
33,510	Allergan, Inc.	3,068,846
		8,368,534
	Energy/Integrated: 2.5%
33,090	Chevron Corp.	3,856,970

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2012, Continued

Shares		Value

	Energy/Oil & Gas Drilling: 1.8%
50,600	Ensco PLC - Class A +	$2,760,736

	Energy/Oil Service: 3.2%
59,600	National Oilwell Varco, Inc.	4,774,556

	Finance/Information Services: 2.2%
7,210	MasterCard, Inc. - Class A	3,255,171

	Household Products: 2.0%
28,100	Colgate-Palmolive Co.	3,012,882

	Information Services: 3.1%
32,880	Alliance Data Systems Corp.*	4,667,316

	Internet Retail: 3.6%
111,700	eBay, Inc.*	5,407,397

	Machinery: 2.1%
34,130	Cummins Inc.	3,147,127

	Media & Advertising: 2.5%
62,000	Scripps Networks Interactive, Inc. - Class A	3,796,260

	Railroad: 3.9%
49,070	Union Pacific Corp.	5,824,609

	Restaurants: 2.1%
34,100	McDonald’s Corp.	3,128,675

	Retail - Discount: 12.0%
46,010	Costco Wholesale Corp.	4,606,751
62,960	Dollar Tree, Inc.*	3,039,394
51,200	Ross Stores, Inc.	3,307,520
61,100	Target Corp.	3,878,017
73,900	TJX Companies, Inc.	3,309,981
		18,141,663
	Retail - Drug Stores: 3.0%
92,700	CVS Caremark Corp.	4,488,534

	Retail - Specialty: 4.3%
40,291	Bed Bath & Beyond, Inc.*	2,538,333
56,300	PetSmart, Inc.	3,883,574
		6,421,907

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2012, Continued

Shares		Value

	Telecommunication Equipment: 3.3%
79,400	QUALCOMM, Inc.	$4,961,706
	Total Common Stocks (Cost $113,563,410)	146,684,056

	SHORT-TERM INVESTMENTS: 2.6%
3,989,281	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	3,989,281
	Total Short-Term Investments (Cost $3,989,281)	3,989,281
	Total Investments in Securities (Cost ($117,552,691): 99.8%	150,673,337
	Other Assets in Excess of Liabilities: 0.2%	329,772
	Net Assets: 100.00%	$151,003,109

+	U.S. traded security of a foreign issuer.
*	Non-income producing security.
#	Rate shown is the 7-day yield as of September 30, 2012.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2012

Shares	COMMON STOCKS: 96.9%	Value

	Aerospace/Aircraft: 2.2%
5,000	TransDigm Group, Inc.*	$709,350

	Airlines: 1.7%
32,700	Spirit Airlines, Inc.*	558,516

	Apparel: 1.7%
5,800	PVH Corp.	543,576

	Business Services: 2.4%
7,620	Portfolio Recovery Associates, Inc.*	795,757

	Chemicals: 4.5%
10,100	Ashland, Inc.	723,160
13,400	FMC Corp.	742,092
		1,465,252
	Chemicals - Specialty: 1.5%
5,910	Airgas, Inc.	486,393

	Computer Software - Enterprise: 6.4%
53,500	Mentor Graphics Corp.*	828,180
10,600	Solarwinds, Inc.*	590,844
22,200	TIBCO Software Inc.*	671,106
		2,090,130
	Consumer Goods/Services: 1.7%
12,600	Coinstar, Inc.*	566,748

	Drugs - Generic: 6.4%
32,800	Akorn, Inc.*	433,616
6,700	Perrigo Co.	778,339
10,100	Watson Pharmaceuticals, Inc.*	860,115
		2,072,070
	Electrical Instruments: 2.4%
14,350	FEI Co.	767,725

	Energy/Oil Service: 3.9%
12,000	Bristow Group, Inc.	606,600
11,800	Oceaneering International, Inc.	651,950
		1,258,550

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2012, Continued

Shares		Value

	Engineering/Construction: 5.2%
35,500	Quanta Services, Inc.*	$876,850
30,500	Tetra Tech, Inc.*	800,930
		1,677,780

	Finance/Banks: 2.2%
10,500	Signature Bank*	704,340

	Footwear: 2.3%
16,900	Steven Madden, Ltd.*	738,868

	Health Care Services: 2.1%
24,800	Myriad Genetics, Inc.*	669,352

	Industrial Distributors: 2.3%
26,600	Beacon Roofing Supply, Inc.*	758,100

	Information Services: 2.5%
5,800	Alliance Data Systems Corp.*	823,310

	Insurance - Property/Casualty/Title: 1.3%
15,890	AmTrust Financial Services, Inc.	407,102

	Internet Retail: 4.6%
21,400	Ancestry.com, Inc.*	643,712
16,500	IAC InterActiveCorp.	858,989
		1,502,701

	Internet Software & Services: 2.4%
16,300	VeriSign, Inc.*	793,647

	Leisure Time: 2.4%
9,800	Polaris Industries, Inc.	792,526

	Media & Advertising: 2.8%
15,000	Scripps Networks Interactive, Inc. - Class A	918,450

	Medical Supplies: 2.2%
13,300	West Pharmaceutical Services, Inc.	705,831

	Personal Care: 6.8%
22,200	GNC Holdings, Inc. - Class A	865,134
15,300	Nu Skin Enterprises, Inc. - Class A	594,099
7,700	Ulta Salon, Cosmetics & Fragrance, Inc.	741,549
		2,200,782

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2012, Continued

Shares		Value

	Retail - Apparel: 2.1%
32,100	Ascena Retail Group, Inc.*	$688,545

	Retail - Discount: 1.6%
10,800	Dollar Tree, Inc.*	521,370

	Retail - Specialty: 2.4%
11,300	PetSmart, Inc.	779,474

	Retail Grocers: 1.7%
9,600	Casey’s General Stores, Inc.	548,544

	Semiconductors: 4.6%
20,200	Cirrus Logic, Inc.*	775,478
35,200	Microsemi Corp.*	706,464
		1,481,942

	Service Companies: 2.2%
9,200	Oil States International, Inc.*	731,032

	Telecommunication Services: 4.6%
37,200	MasTec Inc.*	732,840
18,850	NeuStar, Inc. - Class A*	754,566
		1,487,406

	Trucking: 1.5%
9,500	J.B. Hunt Transport Services, Inc.	494,380

	Water Utilities: 2.3%
20,300	American Water Works Co., Inc.	752,318
	Total Common Stocks (Cost $27,445,012)	31,491,867

	SHORT-TERM INVESTMENTS: 3.0%
980,494	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	980,494
	Total Short-Term Investments (Cost $980,494)	980,494
	Total Investments in Securities (Cost ($28,425,506): 99.9%	32,472,361
	Other Assets in Excess of Liabilities: 0.1%	34,460
	Net Assets: 100.00%	$32,506,821

*	Non-income producing security.
#	Rate shown is the 7-day yield as of September 30, 2012.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Funds

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Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2012

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $117,552,691 and $28,425,506, respectively)	$150,673,337	$32,472,361
Receivables
Securities sold	538,143	246,244
Fund shares issued	24,964	102,507
Dividends and interest	94,140	3,786
Dividend tax reclaim	11,960	—
Prepaid expenses	9,767	11,965
Total assets	151,352,311	32,836,863

LIABILITIES
Payables
Securities purchased	—	249,311
Due to Adviser	94,357	13,780
Fund shares redeemed	88,017	77
Administration fees	66,332	14,469
Transfer agent fees and expenses	19,810	10,883
Shareholder servicing fees	19,201	5,864
Audit fees	18,995	18,995
Fund accounting fees	14,724	7,408
Custody fees	4,670	1,650
Legal fees	1,841	2,616
Chief Compliance Officer fee	1,763	1,500
Accrued expenses	19,492	3,489
Total liabilities	349,202	330,042
NET ASSETS	$151,003,109	$32,506,821

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2012, Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$91,842,673	$28,251,854
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	4,606,575	749,460
Net asset value, offering and redemption price per share	$19.94	$37.70
Institutional Class Shares
Net assets applicable to shares outstanding	$59,160,436	$4,254,967
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,943,220	112,728
Net asset value, offering and redemption price per share	$20.10	$37.75

COMPONENTS OF NET ASSETS
Paid-in capital	$84,039,452	$28,490,285
Accumulated net investment loss	—	(225,084)
Accumulated net realized gain from investments	33,843,011	194,765
Net unrealized appreciation on investments	33,120,646	4,046,855
Net assets	$151,003,109	$32,506,821

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2012

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
of $784 and $0, respectively)	$1,828,023	$123,675
Interest	881	193
Total income	1,828,904	123,868

Expenses
Advisory fees (Note 4)	1,299,770	203,197
Administration fees (Note 4)	275,711	51,892
Shareholder servicing fees - Class N Shares (Note 5)	261,931	61,746
Transfer agent fees and expenses (Note 4)	72,613	37,882
Fund accounting fees (Note 4)	58,525	28,503
Custody fees (Note 4)	30,548	14,820
Registration fees	27,651	24,128
Printing and mailing expense	20,247	4,733
Audit fees	18,995	18,995
Miscellaneous	14,315	4,790
Insurance expense	13,911	3,197
Trustees fees	11,975	6,123
Legal fees	9,976	7,023
Chief Compliance Officer fee (Note 4)	7,422	6,053
Interest expense (Note 7)	1,446	31
Total expenses	2,125,036	473,113
Less: Fees waived by Adviser (Note 4)	—	(78,124)
Net expenses	2,125,036	394,989
Net investment loss	(296,132)	(271,121)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	36,040,468	951,715
Net change in unrealized appreciation on investments	7,082,486	2,984,340
Net realized and unrealized gain on investments	43,122,954	3,936,055
Net Increase in Net Assets Resulting from Operations	$42,826,822	$3,664,934

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2012	Sept. 30, 2011

NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(296,132)	$(203,071)
Net realized gain from investments	36,040,468	48,989,318
Net change in unrealized
appreciation/(depreciation) on investments	7,082,486	(30,840,860)
Net increase in net assets resulting from operations	42,826,822	17,945,387

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class N shares	(1,732,034)	—
Institutional Class shares	(1,201,273)	—
Total distributions to shareholders	(2,933,307)	—

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(89,270,654)	(177,557,436)
Total decrease in net assets	(49,377,139)	(159,612,049)

NET ASSETS
Beginning of year	200,380,248	359,992,297
End of year	$151,003,109	$200,380,248
Accumulated net investment income	$—	$—

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2012		Sept. 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	266,152	$4,848,570	806,960	$14,270,412
Shares issued on
reinvestments of distributions	97,309	1,629,926	—	—
Shares redeemed*	(3,369,635)	(60,794,095)	(6,191,163)	(108,770,829)
Net decrease	(3,006,174)	$(54,315,599)	(5,384,203)	$(94,500,417)
* Net of redemption fees of		$1,718		$8,012

Institutional Class Shares
	Year Ended		Year Ended
	Sept. 30, 2012		Sept. 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	311,248	$5,731,611	375,677	$6,547,582
Shares issued on
reinvestments of distributions	69,541	1,171,761	—	—
Shares redeemed	(2,240,210)	(41,858,427)	(5,060,932)	(89,604,601)
Net decrease	(1,859,421)	$(34,955,055)	(4,685,255)	$(83,057,019)

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2012	Sept. 30, 2011

NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(271,121)	$(131,355)
Net realized gain from investments	951,715	3,019,223
Net change in unrealized
appreciation/(depreciation) on investments	2,984,340	(1,381,225)
Net increase in net assets resulting from operations	3,664,934	1,506,643

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	15,501,965	(1,316,212)
Total increase in net assets	19,166,899	190,431

NET ASSETS
Beginning of year	13,339,922	13,149,491
End of year	$32,506,821	$13,339,922
Accumulated net investment loss	$(225,084)	$—

(a)	A summary of share transactions is as follows:

Class N Shares

	Year Ended		Year Ended
	Sept. 30, 2012		Sept. 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	777,715	$27,881,357	177,705	$6,187,339
Shares redeemed*	(452,263)	(16,494,915)	(231,959)	(7,503,551)
Net increase/(decrease)	325,452	$11,386,442	(54,254)	$(1,316,212)
* Net of redemption fees of		$7,310		$36

Institutional Class Shares
	February 2, 2012* through
	Sept. 30, 2012
	Shares	Paid-in Capital
Shares sold	117,228	$4,285,983
Shares redeemed	(4,500)	(170,460)
Net increase	112,728	$4,115,523

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares

	Year Ended September 30,
	2012	2011	2010	2009		2008
Net asset value, beginning of year	$16.10	$15.99	$14.71	$17.24		$22.20
Income from investment operations:
Net investment income/(loss)(1)	(0.05)	(0.03)	(0.04)	0.02		0.04
Net realized and unrealized
gain/(loss) on investments	4.15	0.14	1.32	(2.51)		(3.04)
Total from investment operations	4.10	0.11	1.28	(2.49)		(3.00)
Less distributions:
From net investment income	—	—	—	(0.04)		(0.04)
From net realized gain on investments	(0.26)	—	—	—		(1.92)
Distributions in excess	—	—	—	(0.00	)(2)	—
Total distributions	(0.26)	—	—	(0.04)		(1.96)
Paid-in capital from redemption fees(1)(2)	0.00	0.00	0.00	0.00		0.00
Net asset value, end of year	$19.94	$16.10	$15.99	$14.71		$17.24

Total return	25.74%	0.69%	8.70%	-14.45%		-14.93%

Ratios/supplemental data:
Net assets, end of year (thousands)	$91,843	$122,603	$207,817	$409,698		$426,473
Ratio of expenses to average net assets	1.33%	1.24%	1.17%	1.19%		1.17%
Ratio of interest expense
to average net assets (Note 7)	0.00%	0.00%	0.00%	—		—
Ratio of net investment income/(loss)
to average net assets	(0.27%)	(0.18%)	(0.25%)	0.17%		0.20%
Portfolio turnover rate	47.09%	82.40%	153.49%	181.38%		181.43%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares

	Year Ended September 30,
	2012	2011	2010		2009		2008
Net asset value, beginning of year	$16.19	$16.04	$14.72		$17.27		$22.23
Income from investment operations:
Net investment income(1)	0.00 (2)	0.01	0.00	(2)	0.03		0.08
Net realized and unrealized
gain/(loss) on investments	4.17	0.14	1.32		(2.50)		(3.03)
Total from investment operations	4.17	0.15	1.32		(2.47)		(2.95)
Less distributions:
From net investment income	—	—	—		(0.08)		(0.09)
From net realized gain on investments	(0.26)	—	—		—		(1.92)
Distributions in excess	—	—	—		(0.00	)(2)	—
Total distributions	(0.26)	—	—		(0.08)		(2.01)
Paid-in capital from redemption fees	—	—	0.00	(1)(2)	—		—
Net asset value, end of year	$20.10	$16.19	$16.04		$14.72		$17.27

Total return	26.04%	0.94%	8.97%		-14.26%		-14.69%

Ratios/supplemental data:
Net assets, end of year (thousands)	$59,160	$77,777	$152,175		$394,483		$120,965
Ratio of expenses to average net assets	1.08%	0.99%	0.92%		0.94%		0.92%
Ratio of interest expense
to average net assets (Note 7)	0.00%	0.00%	0.00%		—		—
Ratio of net investment income/(loss)
to average net assets	(0.01%)	0.07%	0.00%		0.22%		0.39%
Portfolio turnover rate	47.09%	82.40%	153.49%		181.38%		181.43%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares

	Year Ended September 30,
	2012	2011		2010		2009		2008
Net asset value, beginning of year	$31.46	$27.49		$23.40		$26.50		$33.57
Income from investment operations:
Net investment loss(1)	(0.38)	(0.34)		(0.19)		(0.18)		(0.25)
Net realized and unrealized
gain/(loss) on investments	6.61	4.31		4.28		(2.92)		(5.79)
Total from investment operations	6.23	3.97		4.09		(3.10)		(6.04)
Less distributions:
From net realized gain on investments	—	—		—		—		(1.01)
Distributions in excess	—	—		—		—		(0.02)
Total distributions	—	—		—		—		(1.03)
Paid-in capital from redemption fees	0.01 (1)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—
Net asset value, end of year	$37.70	$31.46		$27.49		$23.40		$26.50

Total return	19.83%	14.44%		17.48%		-11.70%		-18.56%

Ratios/supplemental data:
Net assets, end of year (thousands)	$28,252	$13,340		$13,149		$25,798		$28,904
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.77%	1.96%		1.88%		1.61%		1.52%
After fee waiver	1.48%	1.48%		1.48%		1.48%		1.48%
Ratio of interest expense to
average net assets (Note 7)	0.00%	0.00%		0.03%		—		—
Ratio of net investment loss including
interest expense to average net assets:
Before fee waiver	(1.31%)	(1.52%)		(1.14%)		(1.02%)		(0.95%)
After fee waiver	(1.02%)	(1.04%)		(0.74%)		(0.89%)		(0.91%)
Portfolio turnover rate	115.01%	158.88%		140.28%		89.11%		112.40%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares

	February 2, 2012(1)
	through
	September 30, 2012
Net asset value, beginning of period	$36.15
Income from investment operations:
Net investment loss(2)	(0.18)
Net realized and unrealized gain on investments	1.78
Total from investment operations	1.60
Net asset value, end of period	$37.75

Total return	4.43	%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)	$4,255
Ratio of expenses including interest expense to average net assets:
Before fee waiver	1.52	%(4)
After fee waiver	1.23	%(4)
Ratio of interest expense to average net assets (Note 7)	0.00	%(4)
Ratio of net investment loss including interest expense to average net assets:
Before fee waiver	(1.03	%)(4)
After fee waiver	(0.74	%)(4)
Portfolio turnover rate	115.01	%(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2012.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Growth Fund also offered Substantial Investor Class shares, which commenced operations on January 29, 2007.  The Substantial Investor Class shares were renamed Institutional Class shares effective January 28, 2012.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A shares.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  The Class N shares commenced operations on September 1, 2002.  The Institutional Class shares commenced operations on February 2, 2012.

All classes of the Growth Fund and the Mid-Cap Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Institutional Class shares of the Growth Fund and the Mid-Cap Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in each Fund exceeds $1 million.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 – 2011, or expected to be taken in the Funds’ 2012 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2012, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Growth Fund	$296,132	$(296,132)	—
Mid-Cap Fund	46,037	—	$(46,037)

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
REITs:  The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2012:

Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$35,661,621	$—	$—	$35,661,621
Consumer Staples	16,662,043	—	—	16,662,043
Energy	11,392,263	—	—	11,392,263
Financials	4,429,895	—	—	4,429,895
Health Care	16,007,521	—	—	16,007,521
Industrials	13,234,910	—	—	13,234,910
Materials	4,847,965	—	—	4,847,965
Technology	44,447,838	—	—	44,447,838
Total Common Stocks	146,684,056	—	—	146,684,056
Short-Term Investments	3,989,281	—	—	3,989,281
Total Investments in Securities	$150,673,337	$—	$—	$150,673,337

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

Mid-Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$7,156,239	$—	$—	$7,156,239
Consumer Staples	1,142,643	—	—	1,142,643
Energy	1,989,582	—	—	1,989,582
Financials	1,111,442	—	—	1,111,442
Health Care	3,447,254	—	—	3,447,254
Industrials	5,726,723	—	—	5,726,723
Materials	1,951,645	—	—	1,951,645
Technology	8,214,021	—	—	8,214,021
Utilities	752,318	—	—	752,318
Total Common Stocks	31,491,867	—	—	31,491,867
Short-Term Investments	980,494	—	—	980,494
Total Investments in Securities	$32,472,361	$—	$—	$32,472,361

Refer to the Funds’ Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at September 30, 2012, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the year ended September 30, 2012.

New Accounting Pronouncement – On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Funds are evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Funds are currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2012, Chase Investment Counsel Corporation (the “Adviser”) provided the Funds with investment management services under each Fund’s Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the year ended September 30, 2012, the Growth Fund and the Mid-Cap Fund incurred $1,299,770 and $203,197 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.48% and 1.23% of average daily net assets of the Class N shares and the Institutional shares, respectively.  Any such reductions made by the Adviser in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Adviser is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2012, the Adviser reduced its fees and absorbed Fund expenses in the amount of $78,124 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $197,263 at September 30, 2012 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2013	$58,361
2014	60,778
2015	78,124
$197,263

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.

For the year ended September 30, 2012, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Growth Fund	Mid-Cap Fund
Administration	$275,711	$51,892
Fund Accounting	58,525	28,503
Transfer Agency (excludes
out-of-pocket expenses)	44,127	28,808
Custody	30,548	14,820
Chief Compliance Officer	7,422	6,053

At September 30, 2012, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	Growth Fund	Mid-Cap Fund
Administration	$66,332	$14,469
Fund Accounting	14,724	7,408
Transfer Agency (excludes
out-of-pocket expenses)	11,239	8,483
Custody	4,670	1,650
Chief Compliance Officer	1,763	1,500

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Growth Fund Class N shares and the Mid-Cap Fund Class N shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended September 30, 2012, the Growth Fund Class N shares and the Mid-Cap Fund Class N shares incurred shareholder servicing fees of $261,931 and $61,746 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$79,592,154	$170,590,273
Mid-Cap Fund	44,587,370	29,806,171

NOTE 7 – LINES OF CREDIT

The Growth Fund and the Mid-Cap Fund had lines of credit in the amount of $27,000,000 and $2,300,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2012, the Funds drew upon their lines of credit.  The Growth Fund had an outstanding one day balance of $7,621,000, a weighted average interest rate of 3.25% and paid $1,446 in interest.  The Mid-Cap Fund had an outstanding average daily balance of $970, a weighted average interest rate of 3.25%, and paid $31 in interest.  The maximum amount outstanding for the Growth Fund and the Mid-Cap Fund during the year ended September 30, 2012 was $7,621,000 and $181,000, respectively.  At September 30, 2012, the Funds had no outstanding loan amounts.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid by the Growth Fund during the years ended

September 30, 2012 and  September 30, 2011 was as follows:

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Long-term capital gains	$2,933,307	$ —

The Growth Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2012.

As of September 30, 2012, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$117,552,691	$28,434,079
Gross unrealized appreciation	34,196,021	4,647,263
Gross unrealized depreciation	(1,075,375)	(608,981)
Net unrealized appreciation (a)	33,120,646	4,038,282
Undistributed ordinary income	327,740	—
Undistributed long-term capital gain	33,515,271	203,338
Total distributable earnings	33,843,011	203,338
Other accumulated gains/(losses)	—	(225,084)
Total accumulated earnings/(losses)	$66,963,657	$4,016,536

(a)
The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales in the Mid-Cap Fund.  The book basis and tax basis net unrealized appreciation in the Growth Fund is the same.

The Mid-Cap Fund utilized capital loss carryforwards in the amount of $753,379 during the year ended September 30, 2012.  At September 30, 2012, the Mid-Cap Fund deferred, on a tax-basis, late-year ordinary losses of $225,084.

Chase Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMTo the Board of Trustees

Advisors Series Trust and
Shareholders of:
Chase Growth Fund
Chase Mid-Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of the Chase Growth Fund and Chase Mid-Cap Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Chase Growth Fund and Chase Mid-Cap Growth Fund, as of September 30, 2012, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2012

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Held During
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Past Five Years

Independent Trustees(1)

Donald E. O’Connor (age 76)	Trustee	Indefinite	Retired; former Financial	2	Trustee, Advisors
615 E. Michigan Street		term since	Consultant and former Executive		Series Trust (for
Milwaukee, WI 53202		February	Vice President and Chief Operating		series not
		1997.	Officer of ICI Mutual Insurance		affiliated with
			Company (until January 1997).		the Funds);
Trustee, The
Funds
(34 portfolios).

George J. Rebhan (age 78)	Trustee	Indefinite	Retired; formerly President,	2	Trustee, Advisors
615 E. Michigan Street		term since	Hotchkis and Wiley Funds		Series Trust (for
Milwaukee, WI 53202		May 2002.	(mutual funds) (1985 to 1993).		series not
affiliated with the
Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE Funds.

George T. Wofford (age 72)	Trustee	Indefinite	Retired; formerly Senior Vice	2	Trustee, Advisors
615 E. Michigan Street		term since	President, Federal Home Loan		Series Trust (for
Milwaukee, WI 53202		February	Bank of San Francisco.		series not
		1997.			affiliated with
the Funds).

Interested Trustee

Joe D. Redwine(3) (age 65)	Interested	Indefinite	President, CEO, U.S. Bancorp	2	Trustee, Advisors
615 E. Michigan Street	Trustee	term since	Fund Services, LLC (May 1991		Series Trust (for
Milwaukee, WI 53202		September	to present).		series not
		2008.			affiliated with
the Funds).

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Position		Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine (age 65)	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
615 E. Michigan Street	and Chief	term since	Services, LLC (May 1991 to present).
Milwaukee, WI 53202	Executive	September
	Officer	2007.

Douglas G. Hess (age 45)	President and	Indefinite	Senior Vice President, Compliance and Administration,
615 E. Michigan Street	Principal	term since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	June 2003.
Officer

Cheryl L. King (age 51)	Treasurer and	Indefinite	Vice President, Compliance and Administration,
615 E. Michigan Street	Principal	term since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Michael L. Ceccato (age 55)	Vice President,	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Chief	term since	(February 2008 to present); General Counsel/Controller,
Milwaukee, WI 53202	Compliance	September	2008).
	Officer and	2009.
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp Fund Services,
(age 47)		term since	LLC (May 2006 to present); Senior Counsel, Wells Fargo Funds
615 E. Michigan Street		June 2007.	Management, LLC (May 2005 to May 2006); Senior Counsel,
Milwaukee, WI 53202			Strong Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-861-7556.

Chase Funds

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Funds

NOTICE TO SHAREHOLDERS at September 30, 2012 (Unaudited)

For the year ended September 30, 2012, the Chase Growth Fund designated $2,933,307 as long-term capital gains for purposes of the dividends paid deduction.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

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Chase Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA 22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$32,000	$30,200
Audit-Related Fees	N/A	N/A
Tax Fees	$6,000	$5,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2012	FYE 9/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess__
  Douglas G. Hess, President

Date  12/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess__
  Douglas G. Hess, President

Date  12/7/12

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  12/7/12

* Print the name and title of each signing officer under his or her signature.